                                                                EXHIBIT 23.1



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement (Form S-8) of our report dated January 31, 1997, relating to the consolidated financial statements of Capitol Bancorp Limited appearing in the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, incorporated herein by reference.



/s/ BDO Seidman, LLP




Grand Rapids, Michigan
June 27, 1997